SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 2007

Accredited Mortgage Loan Trust 2007-1

(Issuer with respect to Securities)

Accredited Home Lenders, Inc.

(Exact name of registrant as specified in its charter)

California	333-129972	33-0426859
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Accredited Mortgage Loan REIT Trust

(Exact name of co-registrant as specified in its charter)

Maryland	333-129972-01	35-2231035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Attention: General Counsel 15253 Avenue of Science, Building 1 San Diego, CA	92128
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number, including area code (858) 676-2100

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 - Other Events.

This 8-K has, as attached, the final Indenture for the transaction referenced herein and supersedes the Indenture filed earlier under Form 8-K on February 2, 2007.

Description of the Notes and the Mortgage Loans

Accredited Home Lenders, Inc. and Accredited Mortgage Loan REIT Trust (the “Registrants”) have registered issuances of an aggregate of up to $5,706,042,000 in principal amount of asset-backed securities, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File Nos. 333-129972 and 333-129972-01) (as amended, the “Registration Statement”). Pursuant to the Registration Statement, Accredited Mortgage Loan Trust 2007-1, a Delaware statutory trust, issued $755,523,000 in aggregate principal amount of its Accredited Mortgage Loan Asset-Backed Notes, Series 2007-1 (the “Notes”) on January 30, 2007 (the “Closing Date”). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Notes were issued pursuant to an Indenture (the “Indenture”) attached hereto as Exhibit 4.1, dated as of January 1, 2007, between the Trust and Deutsche Bank National Trust Company, in its capacity as indenture trustee (the “Indenture Trustee”). The Notes evidence indebtedness of the Trust and consist of thirteen classes, Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class M-1 Notes, Class M-2 Notes, Class M-3 Notes, Class M-4 Notes, Class M-5 Notes, Class M-6 Notes, Class M-7 Notes, Class M-8 Notes and Class M-9 Notes. Also issued, but not offered by the Trust are the Trust Certificates (the “Trust Certificates”) evidencing the ownership interest in the Trust.

The primary assets of the Trust will consist of a pool of residential mortgage loans that contains first and second lien fixed- and adjustable-rate, conforming and non-conforming mortgage loans.

Item 9.01 - Financial Statements and Exhibits:

(a)	Not applicable

(b)	Not applicable

(d)	Exhibits:

4.1 Indenture, dated as of January 1, 2007, between Accredited Mortgage Loan Trust 2007-1, a Delaware statutory trust acting through its owner trustee and Deutsche Bank National Trust Company, as Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Accredited Mortgage Loan Trust 2007-1

By:	Accredited Home Lenders, Inc.

By:	/s/ Charles O. Ryan
Name:	Charles O. Ryan
Title:	Securitization Coordinator

Dated: February 21, 2007

EXHIBIT INDEX

4.1 Indenture, dated as of January 1, 2007, between Accredited Mortgage Loan Trust 2007-1, a Delaware statutory trust acting through its owner trustee and Deutsche Bank National Trust Company, as Indenture Trustee